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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                    FORM 8-K


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934


                Date of Report (Date of earliest event reported):
                                February 16, 2006



                                 PERRIGO COMPANY
                                 ---------------
             (Exact name of registrant as specified in its charter)


   MICHIGAN                           0-19725                    38-2799573
---------------                     ------------              -----------------
(State of other                     (Commission               (IRS Employer
Jurisdiction of                     File Number)               Identification
 Incorporation)                                                No.)

515 Eastern Avenue, Allegan, Michigan                   49010
------------------------------------------           -----------
(Address of principal executive offices)              (Zip Code)

Registrant's telephone number, including area code:  (269) 673-8451
                                                     --------------



                                 Not Applicable
--------------------------------------------------------------------------------
             (Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))


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ITEM 1.01.     Entry into a Material Definitive Agreement.

         See the third paragraph of Item 5.02 below, which is incorporated herein by reference.


ITEM 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

         The Board of Directors of Perrigo Company (the "Company") appointed Ran Gottfried as a new director of the Company effective February 16, 2006. Mr. Gottfried will serve for a term expiring on the date of the Company's annual meeting in 2006. Although Mr. Gottfried is not currently a member of any committee of the Board of Directors, he will be considered for committee assignments in the future.

         Mr. Gottfried, 61, currently serves as a consultant and director for private and public companies in Israel in the areas of retailing and distribution, pharmaceuticals and telecommunications. He is also Chairman of Magnolia Silver Jewelry Ltd, a company engaged in retail sales of silver jewelry. From 2004 Mr. Gottfried has served as an advisor to Careline-Neca, a consumer division of the Company's Perrigo Israel subsidiary. Mr. Gottfried was also a director of Agis Industries (1983) Ltd, one of Israel's largest pharmaceutical companies, from 2003 until its acquisition by Perrigo in March 2005. Since 1974, he has founded or led five companies specializing in import/export of household products and fresh foods, the development of telecommunications products, and retail chain store sales of cosmetics, perfume and jewelry. Mr. Gottfried is also a director of Bezeq, Israel's leading telecommunications provider.

         Mr. Gottfried was designated as a director candidate by Moshe Arkin pursuant to the terms of a Nominating Agreement by and between the Company and Mr. Arkin, dated as of November 14, 2004 and amended as of July 12, 2005 and September 10, 2005 (the "Nominating Agreement"). Pursuant to the Nominating Agreement, the Company agreed, subject to its corporate governance standards, to name Mr. Arkin to the Company's Board of Directors and gave him the right to nominate one additional person to the Company's Board. Pursuant to Section 3 of the Nominating Agreement, a director of the Company who was nominated by Mr. Arkin pursuant to the Nominating Agreement must tender his or her resignation from the Board (i) at the time Mr. Arkin both (A) ceases to own 9% of the outstanding shares of Company common stock and (B) ceases to own 9,000,000 shares of Company common stock, or (ii) if such person is no longer entitled to serve on the Board pursuant to the terms of the Nominating Agreement. The Company's obligation to nominate and recommend each director candidate designated by Mr. Arkin pursuant to the Nominating Agreement is conditioned upon each director candidate's execution and delivery to the Company of a written agreement to be bound by the terms of Section 3 of the Nominating Agreement. Accordingly, on February 16, 2006, Mr. Gottfried executed a letter agreement with the


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Company in which he agreed to be bound by the provisions of Section 3 of the
Nominating Agreement (the "Letter Agreement"). The foregoing description of the Letter Agreement is qualified in its entirety by reference to the text of the Letter Agreement, which is Exhibit 10.1 hereto and incorporated herein by reference. The foregoing description of the Nominating Agreement is qualified in its entirety by reference to the text of the Nominating Agreement, which is filed as Exhibit 10.1 to the Company's Form 8-K filed on July 18, 2005, and the amendments thereto, which are filed as Exhibit 10.2 to the Company's Form 8-K filed on July 18, 2005 and Exhibit 10.1 to the Company's Form 8-K filed on September 14, 2005.

ITEM 9.01.     Financial Statements and Exhibits.

(c)      Exhibits

10.1. Letter Agreement by and between Perrigo Company and Ran Gottfried, dated February 15, 2006 and effective February 16, 2006.



                                        2

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                                   SIGNATURES

Pursuant to the requirement of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                      PERRIGO COMPANY
                                      (Registrant)



                                      By:  /s/ Todd W. Kingma
                                          --------------------------------------
Dated: February 22, 2006                   Todd W. Kingma
                                           Senior Vice President, Secretary and
                                           General Counsel




                                       S-1

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                                  EXHIBIT INDEX


10.1. Letter Agreement by and between Perrigo Company and Ran Gottfried, dated February 15, 2006 and effective February 16, 2006.



                                       E-1